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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):    January 12, 2001

                           TELECOMM INDUSTRIES, CORP.

             (Exact name of registrant as specified in its charter)





       Delaware                       0-4410                     34-1765902
       --------                       ------                     ----------
(State or other jurisdiction   (commission file number)       (IRS employer
      of incorporation)                                     identification no.)




                         8450 Westfield Blvd., Suite 100
                           Indianapolis, Indiana 46240

              (Address of principal executive offices and zip code)




Registrant's telephone number, including area code: (317) 202-3000


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Item 4.  Changes in Registrant's Certifying Accountant.

Effective January 5, 2001, Telecomm Industries, Corp. (The "Registrant") engaged Rea & Associates as the Registrant's principal accountants to audit the Registrant's financial statements for the year ending December 31, 2000.
Rea & Associates replaces PricewaterhouseCoopers LLP ("PwC") who had previously been engaged for the same purpose and whose dismissal was effective January 5, 2001. The decision to change the Registrant's principal accountants was approved by the Registrant's Board of Directors on January 5, 2001.

The independent accountants' reports of PwC on the consolidated financial statements of the Registrant for each of the fiscal years ended December 31, 1999 and December 31, 1998 contained no adverse opinion or disclaimer of opinion and neither of those reports was qualified or modified as to uncertainty, audit scope or accounting principle. During the Registrant's two fiscal years ended December 31, 1999 and December 31, 1998, and through January 5, 2001, there were no disagreements between the Registrant and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

Except for the matters reported in the following paragraph, during the two most recent fiscal years ending December 31, 1999 and through January 5, 2001, there have been no reportable events as defined in Regulation S-K Rule
304(a)(1)(v.).

PwC has informed the Company of the following: Company management did not engage PwC to conduct timely interim review procedures for quarters ending subsequent to the quarter ended March 30, 2000. The lack of timely review procedures is not in compliance with SEC requirements nor the requirements of Statement of Auditing Standards No. 90, "Audit Committee Communications" (SAS
No. 90).

The Registrant has requested PwC to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter dated January 12, 2001 is attached as an exhibit to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

             (99.4)  Letter from PricewaterhouseCoopers, LLP
                     dated January 12, 2001


                                      -2-
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TELECOMM INDUSTRIES CORP.


Date: January 12, 2001        By:  /s/ Raymond W. Sheets
                                   ---------------------------------
                                       Raymond W. Sheets, Jr.
                                   Chief Executive Officer and
                                    Chairman of the Board.



                                      -3-
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                                  EXHIBIT INDEX

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

Exhibit
  No.             Description
-------           -----------
  99.4           Letter from PricewaterhouseCoopers dated January 12, 2001
